 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

WebMediaBrands Inc.
(Exact name of registrant as specified in its charter)

Delaware	06-1542480
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

50 Washington Street, Suite 912 Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 662-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders of the Company was held on June 3, 2010. The votes cast with respect to each item of business properly presented at the meeting are as follows:

•
The stockholders elected each of the six nominees to the Board of Directors with terms expiring at the Annual Meeting in 2011 by the vote of the majority of votes cast, in accordance with WebMediaBrands’s Bylaws.

	For	Withheld	Broker Non-Vote
Alan M. Meckler	24,915,440	30,286	7,476,692
Michael J. Davies	24,914,213	31,513	7,476,692
Gilbert F. Bach	24,892,120	53,606	7,476,692
William A. Shutzer	24,914,288	31,438	7,476,692
John R. Patrick	24,914,288	31,438	7,476,692
Wayne A. Martino	24,914,688	31,038	7,476,692

•	The stockholders ratified the appointment of Grant Thornton LLP as WebMediaBrands’s independent registered public accounting firm.

For	31,571,084
Against	59,863
Abstain	791,471

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WebMediaBrands Inc.

	By:	/s/ Donald J. O’Neill
	Name:	Donald J. O’Neill
	Title:	Vice President and Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)
Date: June 4, 2010

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